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                                                                    EXHIBIT 10.6


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                LICENSE AGREEMENT

         This Agreement is entered into between American Lawyer Media, Inc., a Delaware corporation with offices at 345 Park Avenue South, New York, NY 10010, ("ALM") and Law.com, Inc., a Delaware corporation with offices at 10 United Nations Plaza, suite 410, San Francisco, CA 94102, ("LAW.COM").

         ALM publishes several publications. Law.com desires to acquire the exclusive worldwide rights to distribute the content of certain ALM publications electronically and/or digitally.

         THEREFORE, the parties agree as follows:

1.       DEFINITIONS

         As used herein the following terms shall have the following definition:

         "ADDITIONAL CONTENT" means any new product created by ALM and licensed to Law.com pursuant to Section 2.6.

         "AGREEMENT YEAR" means each twelve-month period during the Term commencing on December 1.

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person. For the purposes of this Agreement, "CONTROL," when used with respect to any Person, means the possession, directly or indirectly, of the power to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "ALM CONTENT" means the material contained in the current or future ALM Publications during the Term of this Agreement.

         "ALM CONTENT FEE" means the payment due under Section 3.1.

         "ALM CONTENT LICENSE" means the license with respect to the ALM Content as set forth in Section 2.1.

         "ALM PUBLICATIONS" means the publications listed in Exhibit A.


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         "BUSINESS DAY" means a day other than a Saturday, Sunday or a day on which banks located in New York City or San Francisco are authorized or required to close.

         "CONTENT LICENSES" means the licenses granted pursuant to Sections 2.1,
2.2 and 2.6.

         "ELECTRONIC PUBLICATION" or "ELECTRONIC PUBLISHING" means all forms of publications or publishing in digital or electronic media, whether now in existence or in the future developed, including, without limitation, publication or publishing on the Internet, worldwide web or any other digital or electronic network accessible by the public and excluding all non-electronic or non-digital media (such as, without limitation, print, television, audio tape and radio).

         "GAAP" means U.S. generally accepted accounting principles, consistently applied.

         "LAW" means any federal, foreign, state or local statute, law, rule, regulation, ordinance, code, permit, license, policy or rule of common law.

         "LICENSED CONTENT" means all ALM Content, all MA 3000 Content and all Additional Content.

         "LICENSED URLS" means the URLs listed in Exhibit B.

         "MA 3000 CONTENT" means all court-related information formerly used by the Law Journal Information Systems Division of ALM in connection with its MA 3000 products.

         "MA 3000 CONTENT FEE" means the payments due under Section 3.2.

         "MA 3000 CONTENT LICENSE" means the license with respect to the MA 3000 Content as set forth in Section 2.2.

         "NON-PUBLICATION RELATED SITES" means all State Sites which are not Publication Related Sites.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, joint venture, trust or other entity or organization, including a governmental authority.

         "PUBLICATION RELATED SITES" means State Sites corresponding to ALM publications, including nylj.com, callaw.com, etc.

         "STATE SITES" means the network of state web sites owned and operated by Law.com pursuant to Section 5.1.

         "TERM" means the period from December 1, 1999 through November 30, 2004 and, if not terminated by one party in accordance with Section 9.1, for a five-year renewal period.


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         "TRANSFER" means any sale, assignment, transfer, conveyance and delivery or other disposition.

2.       LICENSE

         2.1 ALM CONTENT LICENSE. ALM grants to Law.com an exclusive license to Electronically Publish all ALM Content throughout the world.

         2.2 MA 3000 LICENSE. ALM grants to Law.com an exclusive license to Electronically Publish all MA 3000 Content throughout the world.

         2.3 LIMITATIONS ON LICENSES. Law.com shall not have the right to change, modify or adapt Licensed Content, other than editing necessary to adapt the Licensed Content for Electronic Publication.

         2.4 PRE-EXISTING RIGHTS. The Content Licenses shall be subject to
(i) ALM's existing or prospective agreements with [CONFIDENTIAL PORTION](1), or their respective successors or assigns, which may contain components relating to the distribution of ALM Content published through electronic media, (ii) any agreements listed on Schedule 1 attached hereto, and (iii) any retention of rights by third parties.

         2.5 SUBLICENSES. [CONFIDENTIAL PORTION] In no event may any such sublicense exceed the scope or Term of this Agreement and any sublicense purporting to do so shall be void. Law.com shall notify ALM of all sublicenses and shall provide copies thereof to ALM immediately upon execution.

         2.6 ADDITIONAL CONTENT LICENSES. [CONFIDENTIAL PORTION]

         2.7 DELIVERY OF CONTENT. All License Content shall be delivered to Law.com in a mutually agreed format.

         2.8 TIMING OF PUBLICATION. ALM may require that the Licensed Content be Electronically Published simultaneously with print distribution. Law.com may not Electronically Publish any Licensed Content before print distribution thereof without ALM's prior consent.

         2.9 PROPRIETARY RIGHTS. Law.com acknowledges and agrees that the Licensed Content and all right, title and interest therein, is and shall remain the exclusive property of ALM and, except as expressly described in this Agreement, Law.com shall have no rights to copy, use, reproduce, display, perform, modify or transfer the Licensed Content, or any derivative works thereof. Law.com shall not use the Licensed Content for any use other than described herein without the prior written approval of ALM.



-----------------------
(1) Confidential treatment has been requested for all redacted portions.

3.       PAYMENTS

         3.1 ALM CONTENT FEES. [CONFIDENTIAL PORTION]

         3.2 MA CONTENT 3000 FEES. [CONFIDENTIAL PORTION]

         3.3 PAYMENT SCHEDULE. The MA 3000 Content Fee and the ALM Content Fee shall be paid in twelve equal installments on the first day of each month during the Term.

         3.4 ENHANCEMENTS. [CONFIDENTIAL PORTION]

         3.5 ADDITIONAL CONTENT FEE. Law.com shall pay to ALM an Additional Content Fee which shall be the sum of the following:


     ---------------------------------- ---------------------------------- -------------------------------------------
              Agreement Year                 [CONFIDENTIAL                            [CONFIDENTIAL PORTION]
                                               PORTION]
     ---------------------------------- ---------------------------------- -------------------------------------------
                     1
     ---------------------------------- ---------------------------------- -------------------------------------------
                     2
     ---------------------------------- ---------------------------------- -------------------------------------------
                     3
     ---------------------------------- ---------------------------------- -------------------------------------------
                     4
     ---------------------------------- ---------------------------------- -------------------------------------------
                     5
     ---------------------------------- ---------------------------------- -------------------------------------------

         [CONFIDENTIAL PORTION]

4.       LICENSED URLS

         4.1 URL LICENSE. ALM grants to Law.com a license to the Licensed URLs.

         4.2 OWNERSHIP OF URLS. ALM shall retain title to all Licensed URLS.

         4.3 MAINTENANCE OF LICENSED URLS. Law.com shall be responsible for maintenance, administration, and registration or other maintenance costs relating to the Licensed URLS.

5.       STATE SITES

         5.1 OWNERSHIP. Law.com shall create, operate, and own the State Sites.

         5.2 EDITORIAL CONTENT. ALM will control all Licensed Content with respect to the editorial portion of the Publication Related Sites.

         5.3 ACCESS TO SITES. All State Sites, including Publication Related Sites, will contain dual levels of accessibility, with both paid and free sections.

         5.4 SUBSCRIPTION PRICING. [CONFIDENTIAL PORTION]


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         5.5 MARKETING. [CONFIDENTIAL PORTION]

         5.6 ACCESS TO CUSTOMER LISTS. Each party will have access to customer lists and other data accumulated with respect to customers by the other party.

6.       ADVERTISING

         6.1 STATE SITE ADVERTISING.  [CONFIDENTIAL PORTION]

         6.2 NATIONAL ADVERTISING SALES. [CONFIDENTIAL PORTION]

         6.3 CLASSIFIED ADVERTISING SALES. [CONFIDENTIAL PORTION] Law.com shall be the exclusive on-line distributor of ALM's classified advertising during the Term. Determination as to which ALM classified advertising appears on Law.com shall be determined by Law.com. ALM will, on a non-exclusive basis, establish a national online classified sales force that will be responsible for selling online classified advertising and will work with Law.com toward establishing and meeting revenue goals. [CONFIDENTIAL PORTION]


            --------------------- ----------------------------------
               Agreement                 CONFIDENTIAL
                 Year                       PORTION
            --------------------- ----------------------------------
                     1
            --------------------- ----------------------------------
                     2
            --------------------- ----------------------------------
                     3
            --------------------- ----------------------------------
                     4
            --------------------- ----------------------------------
                     5
            --------------------- ----------------------------------


         ALM will cooperate with Law.com to determine pricing for online classified advertising.

         6.4 INTERCOMPANY ADVERTISING / PROMOTION. [CONFIDENTIAL PORTION]

7.       ALM NATIONAL PUBLICATION SITES

         7.1 SITE DEVELOPMENT. Law.com shall cooperate with ALM to promptly develop marketing sites corresponding to existing ALM national publications. These sites will contain, among other things, limited editorial content, a table of contents with respect to the relevant publication, and will be updated periodically.

         7.2 SITE DESIGN. The sites shall be designed to market and promote the brand of the corresponding publication and to reroute traffic primarily to Law.com national sites.

8.       CUSTOMER SERVICE

         8.1 CUSTOMER SUPPORT. Law.com shall establish a customer service center to field all calls relating to both State Sites and national Law.com sites (including, without limitation, advertising, circulation, fulfillment and subscription billing information), with ALM providing regional contact to assist Law.com customer service personnel.

         8.2 COSTS. [CONFIDENTIAL PORTION]

9.       TERM AND TERMINATION

         9.1 TERM. The term of this Agreement commences on December 1, 1999 and shall end, unless sooner terminated on November 30, 2004. This Agreement will automatically be renewed for an additional five-year period, unless one party gives the other party written notice of termination before June 1, 2004.

         9.2 TERMINATION FOR MATERIAL BREACH. Either party may terminate this Agreement upon sixty (60) days written notice if the other party, its officers, directors, partners, employees, agents or contractors, materially breaches any of the terms of this Agreement PROVIDED, HOWEVER, that this Agreement will not terminate if the non-terminating party has cured the breach within the sixty
(60)-day period.

         9.3 TERMINATION BY ALM. In addition to various other express rights of ALM to terminate this Agreement set forth herein, ALM shall also have the right to terminate this Agreement immediately by written notice to Law.com if:
[CONFIDENTIAL PORTION], or (iii) upon a violation of ALM's proprietary rights hereunder, or (iv) upon termination of the business of Law.com.

         9.4 EFFECT OF TERMINATION. Upon termination or expiration of this Agreement, Law.com shall immediately remove all Licensed Content from its sites and immediately deliver to ALM all fees due to ALM hereunder. Upon termination or expiration of this Agreement, all rights granted to Law.com hereunder shall automatically revert to ALM without further notice.

10.      WARRANTIES AND LIMITATION OF LIABILITY

         10.1 ALM WARRANTY. [CONFIDENTIAL PORTION]

         10.2 LIMITATION OF WARRANTY. THE WARRANTY STATED ABOVE IS A LIMITED WARRANTY AND THE ONLY WARRANTY MADE BY THE PARTIES. BOTH PARTIES WAIVE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED INCLUDING, BUT NOT LIMITED TO IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         10.3 LIMITATION OF LIABILITY. [CONFIDENTIAL PORTION]

11.      NOTICES

         All notices, requests and other communications to any party hereunder will be in writing (including facsimile transmission) and will be given to such party at its address and facsimile number set forth in SCHEDULE 11 (which may be changed by such party upon notice in accordance with this Section 11). All such notices, requests and other communications will be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request of communication will be deemed not to have been received until the next succeeding Business Day in the place of receipt.

12.      MISCELLANEOUS

         12.1 AMENDMENTS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each .party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

         12.2 WAIVERS. No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by Law.

         12.3 EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, except as otherwise expressly provided for herein, the parties will pay or cause to be paid all of their own fees and expenses incident to this Agreement and in preparing to consummate and consummating the transactions contemplated hereby, including the fees and expenses of any broker, finder, financial advisor or similar person engaged by such party.

         12.4 INDEPENDENT CONTRACTOR. The parties agree and acknowledge that the relationship of the parties is in the nature of an independent contractor. This Agreement shall not be deemed to create a partnership or joint venture and neither party is the other's agent, partner, employee, or representative. Neither party hereto shall have the right to obligate or bind the other party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

         12.5 FORCE MAJEURE. Neither party shall be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed, restricted or prevented by reason of any acts of God, fire, natural disaster, act of government, strikes of labor disputes, inability to provide raw materials, power or supplies, or any other act or condition beyond the reasonable control of the parties provided that such party gives the other party written notice thereof and uses its best efforts to cure the delay. In the event that any act of force majeure prevents either party from carrying out its obligations under this Agreement for a period of more than six months, the other party may terminate this Agreement without liability upon 30 days written notice.

         12.6 SUCCESSORS AND ASSIGNS. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise Transfer (including by merger or operation of Law) any of its rights or obligations under this Agreement without the consent of each other party hereto. Notwithstanding the foregoing, ALM may assign its rights and delegate its obligations under this Agreement to an Affiliate of ALM without the consent of Law.com. Any assignment in violation of this Section 12.6 will be void and of no force and effect.

         12.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied will give or be construed to give to any Person, other than the parties hereto and such permitted successors and assigns any legal or equitable rights hereunder.

         12.8 GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

         12.9 JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any court of competent jurisdiction in the Borough of Manhattan or the United States District Court for the Southern District of New York. Each of the parties hereby
(i) consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding,
(ii) irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (iii) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iv) will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

         12.10 PUBLIC ANNOUNCEMENTS. ALM and Law.com will consult with each other before issuing, or permitting any agent or Affiliate to issue, any press releases or otherwise making or permitting any agent or Affiliate to make any public statements with respect to this Agreement and the transactions contemplated hereby.

         12.11 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         12.12 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12.13 HEADINGS. The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

         12.14 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement among the parties with respect to the subject matter of this Agreement. This Agreement (including the Schedules and Exhibits hereto) supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof of this Agreement.

         12.15 SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement or the application of any such provision to any Person or circumstance is held invalid, illegal or otherwise unenforceable, in any respect by a competent court of jurisdiction, the remainder of the provisions of this Agreement (or the application of such provision in other jurisdictions or to other Persons or circumstances other than those to which it was held invalid, illegal or unenforceable) will in no way be affected, impaired or invalidated, and to the extent permitted by applicable Law, any such provision will be restricted in applicability or reformed to the minimum extent required for such provision to be enforceable. This provision will be interpreted and enforced to give effect to the original written intent of the parties prior to the determination of such invalidity or unenforceability.

         12.16 INJUNCTIVE RELIEF. The parties acknowledge and agree that any violation of this Agreement will result in irreparable injury to the non-breaching party, the exact amount of which will be difficult to ascertain and the remedies at Law for which will not be reasonable or adequate compensation to the non-breaching party for such a violation. Accordingly, ALM and Law.com agree that if either party violates any of the provisions of this Agreement, in addition to any other remedy available at law or in equity, the non-breaching party will be entitled to seek specific performance or injunctive relief without posting a bond, or other security, and without the necessity of proving actual damages.

         12.17 NO WAIVER. No action or inaction taken or omitted pursuant to this Agreement will be deemed to constitute a waiver of compliance with any representations, warranties or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

         12.18 CERTAIN INTERPRETIVE MATTERS. (a) Unless the context otherwise requires, (i) all references to Sections, Articles, Schedules or Exhibits are to Sections, Articles, Schedules or Exhibits of or to this Agreement; (ii) each of the Schedules will apply only to the corresponding subsection (or, if there is no subsection, section) of this Agreement; (iii) each term defined in this Agreement has the meaning assigned to it; (iv) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP; (v) words in the singular include the plural and VICE VERSA; and (vi) the term "INCLUDING" means "including without limitation." All references to Laws in this Agreement will include any applicable amendments thereunder. All references to "$" or dollar amounts will be to lawful currency of the United States. To the extent the term "DAY" or "DAYS" is used, it will mean calendar days (unless referred to as a Business Day). All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a Person are also to its permitted successors and assigns.

         (b) No provision of this Agreement will be interpreted in favor or, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

         The parties hereto have caused this Agreement to be duly executed by their respective authorized officers or in their individual capacity, if applicable as of the day and year first above written.


                                                  AMERICAN LAWYER MEDIA, INC.



                                                  -----------------------------
                                                  By:
                                                  Its:



                                                  LAW.COM, INC.



                                                  -----------------------------
                                                  By:
                                                  Its: